EXHIBIT 10.31


                             SUBSCRIPTION AGREEMENT

                           OCUREST LABORATORIES, INC.

     Subscription Agreement (the "Subscription Agreement") between Ocurest Laboratories, Inc., a Florida corporation (the "Company") and Robert M. Kassenbrock (the "Subscriber").

     The Subscriber hereby subscribes to make a loan to the Company of $200,000 (the "Loan") which Loan shall be evidenced by a promissory note of even date herewith, the form of which is attached hereto as EXHIBIT A (the "Note") and a warrant, the form of which is attached hereto as EXHIBIT B (the "Warrant") for the purchase of 100,000 shares of the Company's common stock, $.008 par value (the "Shares"). For purposes this Agreement, the term "Securities" means

A. the Note;

B. the Shares issuable upon exercise of the Warrant;

C. any additional securities which the Holder (as defined in the Warrant) or any direct or indirect assignee of the Holder may be entitled to obtain upon exercise of the Warrant and

D. any securities which may be obtained in exchange for any one of the securities referred to in subparagraphs A., B. and C. above.

     1. ACKNOWLEDGEMENTS AND UNDERSTANDINGS OF THE SUBSCRIBER. The Subscriber acknowledges and understands as follows:

        (a) Investment in the Securities involves a high degree of risk, because, among other things:

             (1)  no public market exists for the Securities;

             (2) an investment in the Securities is highly speculative and the Subscriber may lose such Subscriber's entire investment;

             (3) the Subscriber may not be able to liquidate an investment in the Securities.

        (b) Neither the Securities and Exchange Commission (the "SEC") nor any state securities agency has made any finding or determination of the fairness or suitability for investment in, nor any endorsement of, the Company or the Securities.

        (c) The price of the Securities has been determined solely by the Company and does not necessarily bear any relationship to the results of operations, net worth or prospects of the Company or to any other recognized criteria of value, and should not be considered as an indication of any price at which any of the securities of the Company may trade in the future.

     2. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER. The Subscriber hereby makes the following representations and warranties to the Company, which representations and warranties shall survive the acceptance, if any, by the Company of a subscription by the Subscriber:

        (a) The Subscriber is an accredited investor (an "Accredited Investor") as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933 (the "Act").

        (b) The Subscriber understands that the Subscriber is purchasing the Securities without being furnished any offering literature or prospectus. The Subscriber has had the opportunity to review the registration statement filed by the Company on Form SB-2 under the Act in August, 1996.

        (c) The Subscriber is able to bear the economic risk of an investment in the Securities for an indefinite period of time.

        (d) The Subscriber has prior investment experience, including investment in non-listed securities and securities not registered under the Act and the Subscriber has such knowledge and expertise in financial and business matters so that the Subscriber is capable of evaluating the merits and risks of an investment in the Securities, or the Subscriber has employed the services of an investment advisor, attorney or accountants to review the documents in connection with the Subscriber's purchase of the Securities in order to evaluate, on behalf of the Subscriber, the merits and risks of an investment in the Securities.

        (e) The Subscriber has adequate means of providing for Subscriber's current needs and possible personal contingencies and that the Subscriber has no need for liquidity of the investment in the Securities and can afford the loss of the entire investment in the Securities.

        (f) The Subscriber recognizes the highly speculative nature of an investment in the Securities.

        (g) The Subscriber is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio, or presented at any seminar or meeting or any solicitation of a subscription by a person not previously known to the Subscriber in connection with investments in securities generally.

        (h) The Subscriber is purchasing the Securities for such Subscriber's own account, for investment and not for distribution or resale to others. Accordingly, the Subscriber agrees that the Subscriber will not sell or otherwise transfer the Securities unless they are registered under the Act or unless an exemption from such registration is available.

        (i) The Subscriber understands that neither the offer nor sale of the Securities nor the Securities themselves have been registered under the Act or any state securities laws by reason of a claimed exemption from the registration provisions thereof, the applicability of which depends, in part, upon the investment intent of the Subscriber. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemptions would not be present if the investment intention of the Subscriber merely meant that the present intention of the Subscriber was to hold the Securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming a market develops, or for any other fixed period. The Subscriber, further, realizes that, a current purchase with an intention to resell in a relatively short period of time would represent a purchase with an intent inconsistent with the representations which are required by the Company from Subscribers, and the SEC might regard any such sale or disposition as a deferred sale to which an exemption is not available. Accordingly, it is the specific intention of the Subscriber to acquire the Securities for Subscriber's own account and not for distribution or resale to others.

        (j) The Subscriber understands that there is no public market for the Securities. The Subscriber, further, understands that Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a minimum of a two year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements of the Act. The Subscriber acknowledges that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934 (the "Exchange Act") or dissemination by the Company to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability.

        (k) The Subscriber understands that the Company is under no oblation to register the Securities, other than to the extent expressly set forth in the certificate evidencing the Warrant, and the Company is the only person that may register Securities issued by it under the Act.

        (l) The Subscriber consents to the placement of a legend (the "Legend") on any certificate or other document evidencing the Securities to the effect that such Securities have not been registered under the Act or under any applicable state securities laws and setting forth or referring to the restrictions on transferability and sale thereof.

        (m) The address of the Subscriber furnished by the Subscriber at the end of this Subscription Agreement is the principal residence of the Subscriber if the Subscriber is an individual or the principal business address of the Subscriber if the investor is a corporation or other entity, and that all offers to the Subscriber have been made in the state specified in such address.

        (n) The Subscriber has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Securities, and all such questions, if any, have been answered to the full satisfaction of the Subscriber.

        (o) The Subscriber is not engaged in part of a plan or scheme to evade the registration provisions of any federal or state securities laws (collectively the "Securities Laws").

        (p) The Subscriber is not an officer, director or otherwise an affiliate (as defined in the rules promulgated under the Act) of the Company, nor is the Subscriber purchasing the Securities for the benefit of any such person.

        (q) The Subscriber understands that the subscription by the Subscriber is not binding upon the Company until the Company accepts it, which acceptance is at the sole and absolute discretion of the Company and will be evidenced by the Company's execution of this Subscription Agreement where required. This Subscription Agreement shall be null and void if the Company does not accept it as aforesaid. The Subscriber understands that the Company, in its sole discretion, may reduce the amount of Securities subscribed for by the Subscriber to any amount deemed appropriate by the Company, whether or not pro rata reductions are made to any other Subscriber's subscription.

       (r) The Subscriber has full power and authority to executive and deliver this Subscription Agreement and to perform the obligations of the Subscriber, and this Subscription Agreement is a legally binding obligation of the Subscriber in accordance with the terms hereof.

     3. AGREEMENT TO INDEMNIFY COMPANY. The Subscriber hereby agrees to indemnify and hold the Company and its directors, officers, controlling persons, legal counsel and their respective heirs, representatives, successors and assigns harmless for and to indemnify them against any and all liabilities, damages, losses, costs and expenses which any of the foregoing parties may incur:

        (a) by reason of the Subscriber's failure to fulfill any of the terms and conditions of this Subscription Agreement; and

        (b) by reason of the breach by the Subscriber of any of the agreements, acknowledgements, understandings, representations or warranties contained in this Subscription Agreement; and

        (c)  by reason of any misrepresentation by the Subscriber; and

        (d) by reason of any sale or distribution by the Subscriber in violation of the Securities Laws; and

        (e) by reason of any and all claims made by or involving any person, other than the Subscriber, claiming any interest, right, title, power or authority in respect to the purchase by the Subscriber of the Securities.

The Subscriber further agrees and acknowledges that this indemnification provision shall survive any sale or transfer or attempted sale or transfer of all or any portion of the Securities, the dissolution or bankruptcy of the Company, default by the Company under the Subscription Agreement, or failure of any of the conditions stated in the Subscription Agreement.

     4.  MISCELLANEOUS.

        (a) SUBSCRIPTION AGREEMENT BINDING ON HEIRS AND ASSIGNS. This Subscription Agreement shall be binding upon the Subscriber and the heirs, successors, estate, legal representatives and assigns of the Subscriber.

        (b) NOTICES. All notices, consents and other communications under this Subscription Agreement shall be in writing and shall be deemed to have been duly given:

             (1)  when delivered by hand; or

             (2) one business day after the business day of transmission if sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested; or

             (3) one business day after the business day of deposit with the carrier, if sent by Express Mail, Fedex or other recognized express delivery service for overnight delivery (receipt requested).

        (c) MODIFICATION. This Subscription Agreement shall not be change, modified or amended except by a writing signed by the parties to be charged, and this Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

        (d) ENTIRE AGREEMENT. This Subscription Agreement constitutes the entire agreement among the parties as to the subject matter thereof and merges and supersedes any prior discussions, understandings, and agreements of any and every nature among them. (e) JURISDICTION AND VENUE. Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Florida. The parties hereby agree that any dispute which may arise between them as a result of or in connection with this Subscription Agreement shall be adjudicated before a court located in Florida and such parties hereby submits to the exclusive jurisdiction of the courts of the State of Florida and the federal courts in Florida with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now have or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the Securities hereunder, and consent to service of process in any such action or legal proceeding by means of registered mail or certified mail, return receipt requested, in care of the address set forth herein or such other address as either party may furnish in writing to the other, provided process is actually received.

        (f) COUNTERPARTS. This Subscription Agreement may be in counterparts. Upon execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Securities as indicated herein.

       (g) INVALIDITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

       (h) WAIVER. A waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by the same party.

       (i) FURTHER DOCUMENTS. The parties agree to execute all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

     5. SUBSCRIBER DATA. The Subscriber represents and warrants to the Company that the following information is complete, accurate and may be relied upon by the Company. In accordance with the foregoing, the following is hereby provided:

Name of Subscriber: Robert M. Kassenbrock

Date of Birth: 10-13-51

State or Country of Residence: Indiana, USA

Social Security Number: ###-##-####

Subscriber Address: 11151 Ridge Knoll Dr.

City: Evansville         State: Indiana        Zip: 47710

Country: USA        Telephone Number: (812)-867-6510

In the event the Company accepts the subscription by the Subscriber and payment in full for the the Securities(s) purchased is tendered to the Company, certificates representing the Securities will be forwarded to the Subscriber by the Company in accordance herewith. Subscriptions one received by the Company are irrevocable may not be withdrawn by the Subscriber.

     IN WITNESS WHEREOF, the Subscriber hereby represents and warrants that the Subscriber has read that entire Subscription has read this entire Subscription Agreement, and has executed this Subscription Agreement this 6 day of Sept, 1996, at (City) Evansville (State) Indiana (Country) USA

                                   SUBSCRIBER SIGNATURE


                                   \s\ ROBERT M. KASSENBROCK

--------------------------------------------------------------------------------

                            NOT FOR SUBSCRIBER USE:


Accepted this 6th day of September 1996

OCUREST LABORATORIES, INC.



By: [ILLEGIBLE]

Title: Senior Vice President

                                 PROMISSORY NOTE


                                                    Palm Beach Gardens, Florida
$200,000.00                                                   September 6, 1996

     FOR VALUE RECEIVED, the undersigned, OCUREST LABORATORIES, INC., a Florida corporation, whose address is 4400 PGA Blvd., Suite 300, Palm Beach Gardens, Florida 33410 (the ``Obligor''), promises to pay to Robert M. Kassenbrock (the ``Holder'') at 11151 Ridge Knoll Drive, Evansville, Indiana 47710 (or at such other place as the Holder hereof may designate) the principal sum of Two Hundred Thousand and No/100 Dollars ($200,000.00) the ``Principal''), plus interest (the ``Interest'') at the annual rate set forth below on the principal from time to time remaining unpaid.

     Interest on the outstanding principal balance shall accrue at a rate of twelve percent (12%) per annum based upon 365-day year. The outstanding principal balance plus all accrued and unpaid interest thereon shall be due upon the earlier to occur of the following:

     1.  six (6) months from the date hereof; or

     2. receipt by the Obligor of the proceeds of the sale of the Obligor's common stock to RAF Financial Corporation as representative of the underwriters, in accordance with the Registration Statement filed with the United States Securities and Exchange Commission on Form SB-2, under file #333-10323.

(the ``Maturity Date'').

     Failure of Obligor to pay in full any Principal and Interest due hereunder within ten (10) days after notice of any such failure shall constitute a default hereunder, whereupon the entire amount of this Note remaining unpaid, less the amount of any discount and any rebates required by law, shall become due and payable forthwith or thereafter at the option of the Holder and without notice or demand. In no event and under no circumstances shall Holder be entitled hereunder to unaccrued or unearned interest or other charges. In the event of default, the then unpaid principal balance hereof shall bear interest form the time of such default at eighteen percent (18%) per annum.

     This Note may be prepaid without penalty at any time until the Maturity
Date.

     The Obligor agrees to pay all filing fees and taxes, and all costs of collection or securing or attempting to collect or secure the payment thereof, including attorneys' fees, whether or not involving litigation and/or appellate proceedings.

     The Holder shall not be any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid, unless in writing and signed by the Holder.

     All rights and remedies of the Holder shall be cumulative.

     This Note shall be governed by and construed in accordance with the laws of the State of Florida.

     Any provision of this Note that may be unenforceable or invalid under any law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provision hereof.

     Any notice required to be given to any person shall be deemed sufficient if mailed, postage prepaid, to such persons's address as set forth in this Note.

     The provisions of this Note are binding on the assigns and successors of Obligor.

     If this Note is not paid upon demand or according to the tenor hereof and strictly as above provided, it may be placed in the hands of an attorney at law for collection. In such event, each party liable for payment thereof, as obligor, maker, endorser, guarantor or otherwise, hereby agrees to pay the holder hereof, in addition to the sums above stated, a reasonable attorneys' fee, whether or not suit be initiated, which fee shall include attorneys' fees at the trial level and on appeal, together with all costs incurred.

     Notwithstanding anything to the contrary, in no event, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid balance hereof, or otherwise, shall the amount taken, reserved or paid, charged or agreed to be paid, for the use, forbearance or detention of money advanced pursuant hereto or pursuant to any other document executed in connection herewith, exceed the maximum rate allowed by Florida law. If, for any circumstances whatsoever, fulfillment of any obligation hereunder shall cause the effective rate of interest to exceed the maximum lawful rate allowed under Florida law, then, IPSO FACTOR, the obligation shall be reduced to the limit of such validity, and any amounts received by the Holder as interest that would exceed the maximum lawful rate allowed under Florida law shall be applied to the reduction of the unpaid principal balance and not the payment of interest. If such excessive interest exceeds the unpaid principal balance, the excess shall be refunded. In determining whether or not the interest paid or payable hereunder exceeds the maximum lawful rate, the Holder may utilize any law, rule or regulation in effect from time to time and available to the Holder. This provision shall control every other provision of all agreements between the undersigned and Holder.

                                           Ocurest Laboratories, Inc.



                                           By: /s/ LARRY M. REID
                                               ----------------------------
                                               Larry N. Reid
                                               Senior Vice President

THIS WARRANT (the ``Warrant'') AND COMMON STOCK ISSUABLE UPON THE EXERCISE
OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ``ACT''), AND MAY NOT BE OFFERED OR SOLD UNLESS SAME ARE REGISTERED UNDER THE ACT OR, IN THE OPINION OF THE COMPANY'S COUNSEL, AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

   Void after 5:00 P.M., Palm Beach Gardens, Florida Time, on June 30, 2000, unless sooner terminated pursuant to the terms hereof (the ``Termination Date'')

                        WARRANT TO PURCHASE COMMON STOCK

                                TO BE ISSUED BY

                           OCUREST LABORATORIES, INC.

     This is to certify that, FOR VALUE RECEIVED, ROBERT M, KASSENBROCK (the ``Holder'') is entitled to purchase, subject to the provisions of this Warrant, from Ocurest Laboratories, a Florida corporation (``Company''), One Hundred Thousand (100,000) shares of the Company's Common Stock, $.008 par value (the ``Shares'') at a price per Share equal to sixty percent (60%) of the initial public offering price per share of the Company's Common Stock, $.008 par value sold pursuant to the Registration Statement filed with the Securities and Exchange Commission (the ``SEC'') on Form SB-2, File No. 333-10323 (the ``Registration Statement''), at any time or from time to time during the period commencing on the later to occur of (a) the date that the Registration Statement is declared effective by the SEC or (b) six (6) months from the date hereof (the ``Commencement Date'') and ending on the Termination Date (``The Exercise Period''). It is understood and agreed that this Warrant shall not be exercisable prior to the Commencement Date. The number of Shares to be received upon the exercise of this Warrant and the price to be paid for each such Share may be adjusted from time to time as hereinafter set forth. The Shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as ``Warrant Shares'' and the exercise price of this Warrant as in effect at any time and as in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the ``Exercise Price''.

     1. EXERCISE OF WARRANT AND EARLY TERMINATION. This Warrant may be exercised in whole or in part at any time or from time to time during the Exercise Period; provided, however, that (1) if such Termination Date is a day on which banking institutions in the State of Florida are authorized by law to close, then the Termination Date shall become the next succeeding day on which banking institutions in the State of Florida are open for business, and (2) in the event of any merger, consolidation or sale of substantially all the assets of the Company as an entirety that results in any distribution to the Company's stockholders during the Exercise Period, the Holder shall have the right to exercise this Warrant commencing at such time through the Termination Date which shall entitle the Holder to receive, in lieu of Shares, the kind and amount of securities and property (including cash) receivable by a holder of the number of shares of Shares into which this Warrant might have been excercisable immediately prior thereto. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the purchase form annexed hereto (the ``Purchase Form''), duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such Purchase Form. As soon as practicable after each such exercise of the Warrants, but not later than seven (7) days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate representing the securities constituting the Warrant Shares issuable upon such exercise, registered in the name of the Holder or such Holder's designee. If this Warrant shall be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the COmpany at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder. Notwithstanding anything to the contrary contained herein, this Warrant shall be of no force and effect and the Termination Date shall occur upon the first to occur of either of the following events (a) the issuance of this Warrant causes the date that the Registration Statement is declared effect by the SEC to be significantly delayed and (b) a determination by the National Association of Securities Dealers, Inc. (the ``NASD'') that any NASD member or associated person thereof is deemed to have received underwriting compensation in connection with the transactions pursuant to which this Warrant has been issued.

     2. RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.

     3.  FRACTIONAL SHARES.

       (a) No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a Share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a Share, determined as follows:

       (b) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ Stock Market system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant, or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system; or

       (c) If the Common is not so listed or admitted to unlisted trading privileges but bid and asked prices are reported by the National Quotation Bureau, Inc., the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

       (d) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount not less than book value thereof as of the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

     4. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. The term ``Warrant'' as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to its of the loss, theft, destruction or mutilation of the Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

     5. RIGHTS AND LIABILITIES OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extend set forth herein. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase the Warrant Shares, and no more enumeration herein of the rights or privileges of the Holder shall give use to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     6. ADJUSTMENTS, NOTICE PROVISIONS AND RESTRICTIONS ON ISSUANCE OF ADDITIONAL SECURITIES.

        (a) ADJUSTMENT OF EXERCISE PRICE. The Exercise Price in effect from time to time shall be subject to adjustment, as follows:

             (1)  In case the Company shall:

                  (A) declare a dividend or make a distribution on the outstanding shares of its capital stock that is payable in shares of its Common Stock;

                  (B) subdivide, split or reclassify the outstanding shares of its Common Stock into a greater number of shares, or

                  (C) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares.

     then the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that its shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numberator of which shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, split, subdivision, combination or reclassification, and the denominator of which shall be the number fo shares of Common Stock outstanding immediately after such devidend, distribution, split, subdivision, combination or reclassification. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock of the Company under this Paragraph 6. Such adjustment shall be made successively upon the occurrence of each event specified above.

             (2) In case the Company fixes a record date for the making of a distribution to all holders of shares of its Common Stock;

                  (A) of shares of any class of capital stock other than its Common Stock or

                  (B)  of evidences of its indebtedness or

                  (C) of assets, excluding cash dividends or distributions [other than extraordinary cash dividends or distributions, and dividends or distributions referred to in Paragraph 6.(a)(1) hereof], then in each such case the Exercise Price in effect immediately thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price [as such term is defined in Paragraph 6.(a)(3) hereof] per share on such record date, less the aggregate fair market value as determined in good faith by the Board of Directors of the Company of said shares or evidences of indebtedness or assets or rights so distributed, and the denominator of which shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Current market Price per share. Such adjustment shall be made successively each time such a record date is fixed. In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed.

             (3) For the purpose of any computation under Paragraphs 6.(a)(1) or 6.(a)(2) hereof, the ``Current Market Price'' per share at any date
     (the ``Computation Date'') shall be deemed to be the average of the daily Closing Prices of the Common Stock for Twenty (20) consecutive trading days ending the trading day before such date; provided, however, upon the occurrence, prior to the Computation Date, of any event described in Paragraphs 6.(a)(1) or 6.(a)(2) that shall have become effective with respect to market transactions at any time (the ``Market-Effect Date'') on or after the beginning of such 20-day period, the Closing Price for each trading day preceding the Market-Effect Date'') on or after the beginning of such 20-day period, the CLosing Price for each trading day preceding the Market-Effect Date shall be adjusted, for purposes of calculating such average, by multiplying such Closing Price by a fraction the numerator of which is the Exercise Price as in effect immediately after the Market-Effect Date and the denominator of which is the Exercise Price immediately prior to the Market-Effect Date, it being understood that the purpose of this proviso is to ensure that the effect of such event on the market price of the Common Stock shall, as nearly as possible, be eliminated in order that distortion of the calculation of the Current Market Price may be minimized.

             (4) All calculations under this Paragraph 6.(a) shall be made to the nearest cent.

        (b) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to Paragraphs 6.(a)(1) or 6.(a)(2) hereof, this Warrant shall thereupon evidence the right the purchase, in addition to any other securities to which the Holder is entitled to purchase, that number of shares of Common Stock (calculated to the nearest one-hundred thousandth of a share) obtained by multiplying the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in the effect immediately after such adjustment.


        (c) VERIFICATION OF COMPUTATIONS. The Company shall select a firm of independent public accountants, which may be the Company's independent auditors, and which selection may be changed from time to time, to verify the computations made in accordance with this Paragraph 6. The certificate, report or other written statement of an such firm shall be conclusive evidence of the correctness of any computation made under this Paragraph 6. Promptly upon its receipt of such certificate, report or statement from such firm of independent public accountants, the Company shall deliver a copy thereof to the Holder.

        (d) WARRANT CERTIFICATE AMENDMENTS. Irrespective of any adjustments pursuant to this Paragraph 6, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but Warrant Certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments and which legend and/or notice has been provided by the Company to the Holder; provided, however, the Company may, at its option, issue new Warrant Certificates evidencing Warrants to reflect any adjustment in the Exercise Price and the number of Warrant Shares evidenced by such Warrant Certificates and deliver the same to the Holder in substitution for existing Warrant Certificates.

     7. OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Paragraph 6, the Company shall forthwith place in the custody of its Secretary or an Assistant Secretary at its principal office, with a copy to its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to Paragraph 1, and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.


     8. NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding:

        (a) if the Company shall pay any dividend or make any distribution upon the Common Stock,

        (b) if the Company shall offer to the holders of its Common Stock rights to subscribe for, purchase, or exchange property for any shares of any class of stock, or any other rights or options or

        (c) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected then in any such case, the Company shall cause to be sent by mail or courier service to the Holder, at least five days prior to the date specified in (x) or
(y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or subscription rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

     9. RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or of any sale, lease or conveyance to another corporation of the property of the Company as an entirety (collectively such actions being hereinafter referred to as ``Reorganizations''), the Company shall, as a condition precedent to such Reorganization transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant during the Exercise Period, to receive in lieu of the amount of securities otherwise deliverable, the king and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant and the warrants included in the Shares immediately prior to such Reorganization. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this paragraph shall similarly apply to successive Reorganizations.

     10. ISSUE TAX. The issuance of certificates representing the Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereor.

     11. REGISTRATION RIGHTS

         (a) PIGGY-BACK REGISTRATION. If, at any time after the Commencement Date, the Company proposes to file a registration statement under the Act with respect to any class of security (other than the Registration Statement or a registration statement on Form S-4 or S-8, or any form substituting therefor, or a registration statement filed in connection with any one or more of an exchange offer or an offering of securities solely to the Company's existing stockholders, or an offering of securities limited to securities underlying options issued to officers, directors or employees of the Company whether or not pursuant to a stock option plan) then the Company shall give written notice of such proposed filing to the holder(s) of the Registrable Securities (as hereinafter defined) and the holders of securities which grant the right to such holders to obtain registrable Securities (collectively, the "Registrable Securities Holders") at lease twenty (20) days before the anticipated filing date, and such notice shall offer each of the Registrable Securities Holders the opportunity to register such registrable Securities as such Registrable Securities Holders my request (the "Piggy-back Registration"). For purposes this Agreement, "Registrable Securities" means

               (1)  the Shares issued upon exercise of this Warrant;

               (2) any additional securities which the Holder or any direct or indirect assignee of the Holder nay be entitled to obtain upon exercise of this Warrant and

               (3) any securities which may be obtained in exchange for any of the securities referred to in subparagraphs 11.(a)(1) and 11.(a)(2) above.

Notwithstanding the foregoing, Registrable Securities shall not include such securities which can be freely sold to the public in the United States without registration under the Act.

         (b) HOLDBACK AGREEMENT. In the case of an underwritten public offering, to the extent not inconsistent with applicable law, each registrable Securities Holder whose securities are included in a registration statement agrees not to effect any public sale or distribution of the security being registered or a similar security of the Company or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 promulgated under the Act, during the five (5) days prior to, and during the twenty (20) day period beginning on, the effective date of such registration statement (except as part of such registration ), if and to the extent timely notified in writing by the managing underwriters if any, or the Company.

         (c) PIBBY-BACK ON UNDERWRITTEN PUBLIC OFFERING. In the event that Registrable Securities Holder(s) seek to exercise their rights pursuant hereto to include registrable Securities in a registration statement to be filed by the Company for an underwritten public offering, if requested by such Registrable Securities Holders, the Company shall use its best efforts to cause the managing underwriter or underwriters of such proposed underwritten offering to permit such registrable Securities Holders to participate therein on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering delivers a written notice to the Company to the effect that the total amount or kind of securities which the Registrable Securities Holders and any other persons or entitles intend to include in such underwritten offering, or the inclusion of such securities in the offering, would adversely affect the success of such offering, then, the amount or kind of securities to be offered by such underwriter for the accounts of the registrable Securities Holders shall be eliminated or reduced pro rate to the extent necessary to reduce the total amount of securities to e included in such offering to the amount recommended by such managing underwriter or underwriters. The Company shall have the right to terminate or withdraw any registration initiated by The Company pursuant to this paragraph prior to the effective date of such registration statement.

         (d) EQUAL TREATMENT. Other than with respect to selling shareholders whose securities are included in a registration statement pursuant to a contractual right to demand such inclusion, in connection with any registration statement filed pursuant hereto with respect to which the registrable Securities Holders have piggy-back rights to have their registration Securities included therein, the Registration Securities Holders shall in no event be treated any differently than any other selling shareholders in connection with any requirement by an underwriter.

         (e) REGISTRATION PROCEDURES.

               (1) Whenever the Registrable Securities Holders are entitled to have any registrable Securities registered pursuant hereto, the Company will use its best efforts to cause the registration to become effective as quickly as practicable, and in connection therewith, the Company will as expeditiously as possible:

                    (A) furnish to each Registrable Securities Holder whose registrable Securities are to e registered (a "Seller" or collectively, the "Sellers"), prior to filing a registration statement, a copy of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus (the "Prospectus") included in such registration statement (including each preliminary prospectus) as shall be reasonably requested;

                    (B) use its best efforts to register or qualify such registrable Securities under such securities or "blue sky" laws of such jurisdictions as any Registrable Securities Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Seller, provided that the Company will not be required to

                         (i) Qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph;

                         (ii) subject itself to general taxation in any such jurisdiction; or

                         (iii) consent to general service of process in any such jurisdiction;

                    (C) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Seller or Sellers thereof to consummate the disposition of such registrable Securities;

                    (D) promptly notify the Sellers at any time when a Prospectus relating thereto is required to delivered under the Act of the happening of any event as a result of which the Prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, or must otherwise be supplemented or amended (a "supplement or Amendment Event") and the Company will prepare a supplement or amendment to such Prospectus so that, as thereafter delivered , such Prospectus will not contain an untrue statement of fact or omit to state any material fact required to be stated therein or necessary to make the statements therein light of the circumstances under which they were made not misleading (other than as to information furnished by Sellers and not known to the contrary by the Company);

                    (E) supplement or amend the registration statement, as required by the registration form utilized by the Company or by the instructions applicable to such registration from or by the Act or the rules and regulations thereunder and the Company agrees to furnish to the Sellers copies of any such supplement or amendment prior to or simultanesouly with its being used and/or filed with the SEC.

                    (F) attempt to enter into customary agreements (including any underwriting agreement in customary form including customary indemnification provisions) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                    (G) make available for inspection by any Seller, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any Seller or underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company and each of its subsidiaries, as shall be reasonable necessary to enable each to exercise such party's due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested in connection with such registration statement.

                    (H) use its best efforts to obtain a "cold comfort" letter from the Company's independent public accountants covering such matters as are customarily covered by "cold comfort" letters as the Sellers or the managing underwriter reasonably request;

                    (I) use its best efforts to obtain an opinion or opinions from counsel for the Company in customary form and content as opinions given in similar transactions;

                    (J) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, its earnings statement which need not be audited covering a period of twelve (12) months, beginning within three (3) months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act;

                    (K) use its best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

               (2) The Company may require each Seller to furnish to the Company such reasonable information and undertakings regarding such Seller and the distrubtion of the Registrable Securities and such other information as the Company may from time to time reasonable request, including the prompt advice to the Company in writing of any materials changes in any information so supplied by such Seller. The Company's obligation to include any Seller's Registrable Securities in any registration statement is conditioned upon such Seller's furnishing all such information and undertakings to the Company in a timely manner upon request.

               (3) The Company may require each Seller to agree that, upon receipt of any notice from the Company of the occurrence of a Supplement or Amendment Event, such Seller will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Seller has received copies of the requisite supplemented or amended Prospectus and, if so directed by the Company such holder will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in such Seller's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Warrant by the number of days during the period from and including the date of the giving of each notice of a supplement or amendment Event to and including the date or dates when each Seller shall have been sent the copies of the requisite supplemented or amended Prospectus.

               (4) The Company may require each Seller to agree to comply with all applicable federal and state laws, rules and regulations relating to the offer and sale of the Registrable Securities, including laws and regulations relating to the deliver of prospectuses and, if an underwritten offering, to execute all documents reasonably requested by the managing underwriter, if any, including the underwriting agreement.

        (f) EXPENSES. All expenses incident to the Company's performance of or compliance with the provisions of this Paragraph 11 including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or "blue sky" laws (including fees and disbursements of the Company's counsel in connection with "blue sky" qualifications of the Registrable Securities); the fees and expenses associated with any filing with the National Association of Securities Dealers, Inc. (including fees and expenses of any "qualified independent underwriter" and its counsel); printing expenses (including expenses of printing prospectuses; messenger and delivery expenses (other than expenses of deliveries from any Seller to the Company except as otherwise hereinabove set forth; fees and expenses of counsel for the company and its independent certified public accountants (including the expenses of any special audit or "cold comfort") letters required by or incident to such performance); securities acts liability insurance (if the Company elects to obtain such insurance); and the fees and expenses of any special experts retained by the Company in connection with such registration, (all such expenses being herein called "Registration Expenses"), shall be borne by the Company. All underwriting discounts and selling commissions with respect to securities sold by a Seller as well as fees and expenses of counsel to any seller shall be borne by such Seller.

        (g) INDEMNIFICATION

               (1) INDEMNIFICATION BY THE COMPANY. In addition to any other rights of indemnification herein, the Company agrees to indemnify, to the full extent permitted by law, each Seller, its affiliates, officers, employees and agents and each person who controls such Seller (within the meaning of the Act), and any investment adviser thereof or agent or underwriter therefor against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue or alleged untrue statement of fact contained in any registration statement, prospectus or preliminary prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same arise out of or are based upon or contained in any information furnished in writing to the Company by such Seller expressly for use therein or in the preparation thereof; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in a prospectus or preliminary prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to the prospectus or preliminary prospectus and the Seller thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of the registrable Securities after the Company had furnished such Seller with the number of copies of such amended or supplemented prospectus reasonably requested by such Seller.

               (2) INDEMNIFICATION BY SELLERS. As a condition to the inclusion by the Company of A Seller's registrable Securities in a registration statement, the company may require such Seller to agree to indemnify, to the full extent permitted by law, the Company, the directors, officers, agents and attorneys of, and each person who controls, the Company (within the meaning of the Act) against any loses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising solely out of any untrue statement of a material fact or any omission to state a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading solely to the extent that such untrue statement or omission is contained in or failed to be contained in any information or affidavit with respect to such Seller furnished in writing by such Seller to the Company specifically with respect to the preparation of a registration statement.

               (3) CONTRIBUTION. If the indemnification provided for herein from the indemnitor is unavailable to an indemnitee hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnitor may, in lieu of indemnifying such indemnitee, contribute to the amount paid or payable by such indemnitee as a result of such losses, claims, damages, liabilities or expenses in such proportion as in appropriate to reflect the relative fault of the indemnitor and indemnitee in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The amount of contribution shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied, the indemnitor or the indemnitee, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. the amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this paragraph was determined by pro rata allocation or by any other method of allocation which does not take account of he equitable considerations referred to in the immediately preceding paragraph. No person adjudicated guilty of any fraudulent misrepresentation within the meaning of Section 11(f) of the act shall be entitled to contribution from any person who was not adjudicated guilty of such fraudulent misrepresentation.

     12. GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Florida, and any action, suit or proceeding brought by or on behalf of either the Company or the Holder with respect to this Warrant shall be adjudicated in the courts of the State of Florida located in Palm Beach County and the United States District Court in and for the Southern District of Florida.

                                        OCUREST LABORATORIES, INC., a Florida
                                        corporation



[CORPORATE SEAL]                        By:  /s/ LARRY M. REID
                                           -----------------------------------
                                             Larry M. Reid
                                             Senior Vice President/Secretary

                                 PURCHASE FORM

                                                  Dated ____________, 19__

     The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _______________________ Shares and hereby makes payment of _________________ in payment of the actual exercise price thereof,



                     INSTRUCTIONS FOR REGISTRATION OF STOCK
                     ---------------------------------------
                     (Please type or print in block letters)


Name


Address


Signature